EXHIBIT 99.1

                                CERTIFICATION OF
                      CHIEF EXECUTIVE OFFICER OF ICO, INC.
                          PURSUANT TO 18 U.S.C. 1350

In connection with the accompanying report on Form 10-Q for the period ending March 31, 2003 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy J. Gollin, the Chief Executive Officer of ICO, Inc. (the "Company"), hereby certify, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/s/ Timothy J. Gollin
-----------------------------
Name:     Timothy J. Gollin
Date:     May 14, 2003

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

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